SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2001
                              (February 22, 2001)


                                   ITEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                   1-10668                 41-1667001
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                        IDENTIFICATION NO.)




                          2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 285-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On February 22, 2001, ITEQ, Inc. (the "Company") closed the previously announced sale of substantially all of the assets of Amerex Industries, Inc., a wholly-owned subsidiary of the Company ("Amerex"), to AI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Benetech, Inc., an Illinois corporation, for $2.850 million, subject to a working capital adjustment to be made within 60 days. Amerex is in the dust management and pollution control business and, among other things, designs, manufactures, engineers, repairs, services and installs air filtration, gas cleaning and heat recovery systems. In connection with the sale of Amerex, the Company received a Limited Waiver to its credit agreement. The sale of Amerex is part of the Company's previously announced restructuring plan.

      A copy of the press release issued by the Company relating to the foregoing matters is attached as an exhibit to this Current Report on Form 8-K. Also attached as exhibits to this Current Report on Form 8-K is a copy of the Asset Purchase Agreement and a copy of the Limited Waiver to the Credit Agreement.

ITEM 5.  OTHER EVENTS.

      The press release issued on February 22, 2001 also updated the status of the Company's restructuring program and reaffirmed that any successful completion of the restructuring will be highly dilutive to the value of the Company's outstanding common stock.

      A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.
                  NOT APPLICABLE.

         (b)   Pro Forma Financial Information.

               The following unaudited financial statements of the Company are filed with this report (See page F-1):

                  Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000

                  Pro Forma Condensed Consolidated Statement of Earnings for the following periods:

                    Nine Months Ended September 30, 2000
                    Year Ended December 31, 1999

         The Pro Forma Condensed Consolidated Balance Sheet at September 30, 2000 reflects the pro forma financial position of the Company after giving effect to the sale of the Amerex assets effective September 30, 2000 and the use of the proceeds from the sale to reduce the Company's outstanding debt.

         The Pro Forma Condensed Consolidated Statement of Earnings for the Nine Months ended September 30, 2000 and Year ended December 31, 1999 assumes that the sale of the Amerex assets occurred on the first day of each respective period and that the net sales proceeds were used in the manner indicated effective on that day.


(c)   EXHIBITS.

                  EXHIBIT NO.                          EXHIBIT

                      2.1 Asset Purchase Agreement by and among the Company, Amerex Industries, Inc. and AI Acquisition Corp., dated February 9, 2001.

                      4.1 Limited Waiver to Credit Agreement, dated as of February 13, 2001, among the Company, the Guarantors and various lending institutions including Fleet National Bank (f/k/a BankBoston, N.A.) as Agent, and Deutsche Bank as Documentation Agent.

                     99.1 Press Release issued by the Company on February 22, 2001.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


         DATED this 7th day of March, 2001.

                                          ITEQ, INC.

                                          By: /s/ DOUGLAS R. HARRINGTON, JR.
                                             -------------------------------
                                                  Douglas R. Harrington, Jr.
                                                  VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER

                                   ITEQ, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 2000

                                                                             PRO FORMA
                                                              HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                             ------------   ------------    ------------
Current Assets
    Cash and cash equivalents ............................   $      3,057   $       --      $      3,057
    Due on contracts and other receivables, net ..........         10,962           --            10,962
    Costs and estimated earnings in excess of billings ...           --                             --
         on uncompleted contracts ........................          5,906           --             5,906
    Inventories, net .....................................          8,078           --             8,078
    Prepaid expenses, deposits and other assets ..........          1,337           --             1,337
    Assets of businesses held for sale ...................         43,787         (8,155)         35,632
                                                             ------------   ------------    ------------
         Total current assets ............................         73,127         (8,155)         64,972
Property and equipment, net ..............................         10,969           --            10,969
Other assets, net ........................................         28,312           --            28,312
                                                             ------------   ------------    ------------
    Total Assets .........................................   $    112,408   $     (8,155)   $    104,253
                                                             ============   ============    ============
Current Liabilities
    Long-term obligations classified as current ..........   $     54,271   $     (2,779)   $     51,492
    Accounts payable .....................................          8,296           --             8,296
    Accrued liabilities and other current liabilities ....         10,092           --            10,092
    Liabilities of businesses held for sale ..............         15,287         (4,330)         10,957
                                                             ------------   ------------    ------------
         Total current liabilities .......................         87,946         (7,109)         80,837
Stockholders' Equity .....................................         24,462         (1,046)         23,416
                                                             ------------   ------------    ------------
    Total Liabilities and Stockholders' Equity ...........   $    112,408   $     (8,155)   $    104,253
                                                             ============   ============    ============

                                   ITEQ, Inc.
                Pro Forma Condensed Consolidated Income Statement
                  For the Nine Months Ended September 30, 2000

                                                                      PRO FORMA
                                                      HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                     ------------    ------------    ------------
Revenues .........................................   $    124,302    $    (11,021)   $    113,281
Cost of revenues .................................        104,693          (9,139)         95,554
Selling, general and administrative expenses .....         16,511          (1,058)         15,453
Depreciation and amortization ....................          3,230            (322)          2,908
Merger, acquisition and strategic charges ........           --                              --
Impairment of long-lived assets held for sale ....         10,381          (2,743)          7,638
Impairment of long-lived assets ..................           --                              --
(Gain) Loss on sales of assets ...................        (16,662)          4,525         (12,137)
                                                     ------------    ------------    ------------
Operating profit (loss) ..........................          6,149          (2,284)          3,865

Interest expense, net ............................         (5,551)            215          (5,336)
Miscellaneous income, net ........................            (50)            (19)            (69)
                                                     ------------    ------------    ------------
Loss before income tax provision .................            548          (2,088)         (1,540)

Income tax provision .............................           --              --              --
                                                     ------------    ------------    ------------
Net Loss .........................................   $        548    $     (2,088)   $     (1,540)
                                                     ============    ============    ============
Loss Per Share
    Basic ........................................   $       0.02                    $      (0.05)
                                                     ============                    ============
    Diluted ......................................   $       0.02                    $      (0.05)
                                                     ============                    ============
Weighted average common shares outstanding
    Basic ........................................         28,257                          28,257
                                                     ============                    ============
    Diluted ......................................         28,257                          28,257
                                                     ============                    ============

                                   ITEQ, Inc.
                Pro Forma Condensed Consolidated Income Statement
                      For the Year Ended December 31, 1999

                                                             PRO FORMA
                                               HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                ---------    ---------    ---------
Revenues ....................................   $ 280,417    $ (11,679)   $ 268,738
Cost of revenues ............................     255,948      (11,586)     244,362
Selling, general and administrative expenses       36,234       (1,989)      34,245
Depreciation and amortization ...............       8,472         (394)       8,078
Merger, acquisition and strategic charges ...       3,543          (96)       3,447
Impairment of long-lived assets held for sale      20,670         --         20,670
Impairment of long-lived assets .............      21,556         --         21,556
(Gain) Loss on sales of assets ..............      (1,899)       4,333        2,434
                                                ---------    ---------    ---------

Operating profit (loss) .....................     (64,107)      (1,947)     (66,054)

Interest expense, net .......................      (9,353)         272       (9,081)
Miscellaneous income, net ...................         764            2          766
                                                ---------    ---------    ---------

Loss before income tax provision ............     (72,696)      (1,673)     (74,369)

Income tax provision ........................       4,373         --          4,373
                                                ---------    ---------    ---------

Net Loss ....................................   $ (77,069)   $  (1,673)   $ (78,742)
                                                =========    =========    =========

Loss Per Share
    Basic                                       $   (2.73)                $   (2.79)
                                                =========                 =========
    Diluted                                     $   (2.73)                $   (2.79)
                                                =========                 =========

Weighted average common shares outstanding
    Basic                                          28,193                    28,193
                                                =========                 =========
    Diluted                                        28,193                    28,193
                                                =========                 =========

                                      F-3